                                                                    EXHIBIT 24.1

                          DIRECTOR'S POWER OF ATTORNEY
                                (2003 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Steven A. Schmidt, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2003 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 19th day of January, 2004.


                                           /s/ Judith A. Paul
                                           -------------------------------------
                                           Judith A. Paul

                          DIRECTOR'S POWER OF ATTORNEY
                                (2003 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 19th day of January, 2004.


                                      /s/  Terrance D. Paul
                                      ------------------------------------------
                                      Terrance D. Paul

                          DIRECTOR'S POWER OF ATTORNEY
                                (2003 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 19th day of January, 2004.


                                          /s/ John H. Grunewald
                                          --------------------------------------
                                          John H. Grunewald

                          DIRECTOR'S POWER OF ATTORNEY
                                (2003 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 19th day of January, 2004.


                                           /s/ Gordon H. Gunnlaugsson
                                           -------------------------------------
                                           Gordon H. Gunnlaugsson

                          DIRECTOR'S POWER OF ATTORNEY
                                (2003 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 31st day of January, 2004.


                                            /s/ Harold E. Jordan
                                            ------------------------------------
                                            Harold E. Jordan

                          DIRECTOR'S POWER OF ATTORNEY
                                (2003 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of January, 2004.


                                           /s/ Addison L. Piper
                                           -------------------------------------
                                           Addison L. (Tad) Piper

                          DIRECTOR'S POWER OF ATTORNEY
                                (2003 Form 10-K)

         The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 11th day of February, 2004.


                                         /s/ Judith A. Ryan
                                         ---------------------------------------
                                         Judith A. Ryan